UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

December 31, 2012

Annual

Repor t

Western Asset

Global Multi-Sector

Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Global Multi-Sector Fund

Fund objective

The Fund seeks to maximize return through income and capital appreciation.

Fund name change

Prior to May 1, 2012, the Fund was known as Western Asset Global Multi-Sector Portfolio. There was no change in the Fund’s investment objective or investment policies as a result of the name change.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Global Multi-Sector Fund for the twelve-month reporting period ended December 31, 2012. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

Effective September 1, 2012, the individuals responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the Fund are Stephen A. Walsh, S. Kenneth Leech, Michael C. Buchanan, Ian R. Edmonds, Keith J. Gardner, Andrew J. Belshaw, Gordon S. Brown and Christopher Orndorff. Messrs. Walsh, Leech, Buchanan, Edmonds, and Gardner have been responsible for the day-to-day management of the Fund since it commenced operations in 2011. Messrs. Belshaw, Brown and Orndorff have been responsible for the day-to-day management of the Fund since September 2012. Messrs. Walsh, Leech, Buchanan, Edmonds and Gardner have been employed by Western Asset Management Company (“Western Asset”) as investment professionals for at least the past five years. Mr. Belshaw has been employed by Western Asset in the capacity of investment professional since 2009 and was Managing Director, Head of Investment Management at BlackRock Investment Management from 2004 to 2009. Mr. Orndorff has been employed by Western Asset in the capacity of investment professional since 2010. Prior to joining Western Asset, Mr. Orndorff was Managing Principal and Executive Committee Member at Payden & Rygel for over 19 years. Mr. Brown has been employed by Western Asset in the capacity of investment professional since 2011 and was Senior Investment Manager, Emerging Market Rates and Currencies at Baillie Gifford & Co. from 2001 to 2011. These individuals work together with the broader Western Asset investment management team on portfolio structure, duration weighting and term structure decisions.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish

Western Asset Global Multi-Sector Fund	III

this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

President

January 31, 2013

IV	Western Asset Global Multi-Sector Fund

Investment commentary

Economic review

The U.S. economy continued to grow over the twelve months ended December 31, 2012, but it did so at an uneven pace. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 2.0% in the first quarter of 2012. The economy then slowed in the second quarter, as GDP growth was a tepid 1.3%. Economic growth accelerated to 3.1% in the third quarter, partially due to increased private inventory investment, higher federal government spending and moderating imports. However, this was a temporary uptick, as the Commerce Department’s initial estimate showed that fourth quarter GDP contracted 0.1%. This was the first negative reading since the second quarter of 2009, and was driven by a reversal of the above factors, as private inventory investment and federal government spending weakened.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 8.3%. Unemployment then generally declined and was 7.8% in September 2012, the lowest rate since January 2009, but still high by historical standards. The unemployment rate then rose to 7.9% in October, before falling to 7.8% in November, where it remained in December. The number of longer-term unemployed continued to be a headwind for the economy, as roughly 39% of the 12.2 million people without a job have been out of work for more than six months.

Meanwhile, the housing market brightened, as sales generally improved and home prices continued to rebound. According to the National Association of Realtors (“NAR”), while existing-home sales dipped 1.0% on a seasonally adjusted basis in December 2012 versus the previous month, they were still 12.8% higher than in December 2011. In addition, the NAR reported that the median existing-home price for all housing types was $180,800 in December 2012, up 11.5% from December 2011. This marked the tenth consecutive month that home prices rose compared to the same period a year earlier. Furthermore, the inventory of homes available for sale fell 8.5% in December, which represents a 4.4 month supply at the current sales pace. This represents the lowest inventory since May 2005.

The manufacturing sector expanded during much of the reporting period, although it experienced several soft patches. Based on the Institute for Supply Management’s PMI (“PMI”)ii, after expanding 34 consecutive months, the PMI fell to 49.7 in June 2012, which represented the first contraction in the manufacturing sector since July 2009 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Manufacturing continued to contract in July and August before ticking up to 51.5 in September and 51.7 in October. The PMI fell back to contraction territory with a reading of 49.5 in November, its lowest level since July 2009. However, manufacturing again expanded in December, with the PMI increasing to 50.7.

Growth generally moderated overseas and, in some cases, fell back into a recession. But in its January 2013 World Economic Outlook Update, after the reporting period ended, the International Monetary Fund (“IMF”) stated that “Global growth is projected to increase during 2013, as the factors underlying soft global activity are expected to subside. However, this upturn is projected to be more gradual than in the October 2012 World Economic Outlook projections.” The IMF projects that global growth will increase from 3.2% in 2012 to 3.5% in 2013. From a regional perspective, the IMF anticipates 2013 growth will be -0.2% in the Eurozone. Growth in emerging market countries is expected to remain

Western Asset Global Multi-Sector Fund	V

higher than in their developed country counterparts, and the IMF projects that emerging market growth will increase from 5.1% in 2012 to 5.5% in 2013. In particular, China’s economy is expected to grow 8.2% in 2013, versus 7.8% in 2012. Elsewhere, the IMF projects that growth in India will increase from 4.5% in 2012 to 5.9% in 2013.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In January 2012, the Fed extended the period it expects to keep rates on hold until at least through late 2014. At its June 2012 meeting, the Fed announced that it would continue its program of purchasing longer-term Treasury securities and selling an equal amount of shorter-term Treasury securities (often referred to as “Operation Twist”) until the end of 2012. In September, the Fed announced a third round of quantitative easing (“QE3”), which involves purchasing $40 billion each month of agency mortgage-backed securities on an open-end basis. In addition, the Fed further extended the duration that it expects to keep the federal funds rate on hold, until at least mid-2015. Finally, at its meeting in December, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities, as well as initially purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “…as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.”

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v lowered interest rates from 1.50% to 1.25% in November 2011 and to 1.00% the following month. In July 2012, the ECB cut rates from 1.00% to 0.75%, a record low. In September the ECB introduced its Outright Monetary Transactions program (“OMT”). With the OMT, the ECB can purchase an unlimited amount of bonds that are issued by troubled Eurozone countries, provided the countries formally ask to participate in the program and agree to certain conditions. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. In September, the Bank of Japan announced that it would increase its asset-purchase program and extend its duration by six months until the end of 2013. Elsewhere, with growth rates declining, both China and India lowered their cash reserve ratio for banks. China also cut its key interest rate in early June and again in July.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

President

January 31, 2013

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

VI	Western Asset Global Multi-Sector Fund

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

Western Asset Global Multi-Sector Fund 2012 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is to maximize return through income and capital appreciation. To achieve its investment objective, the Fund invests primarily in various types of U.S. dollar denominated and non-U.S. dollar denominated fixed-income securities.

The Fund may invest up to 70% of its net assets in securities not rated Baa or BBB or above at the time of purchase by one or more nationally recognized statistical rating organizations (“NRSROs”) or unrated securities that we determine to be of comparable quality at the time of purchase. Securities rated Baa or BBB or above by one or more NRSROs or unrated securities of comparable quality are known as “investment grade securities.” Securities rated below investment grade are commonly known as “junk bonds” or “high-yield securities.” Under normal market conditions, the Fund will invest at least 80% of its net assets in securities of issuers representing at least three countries (one of which may be the U.S.).

The Fund may also enter into various derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, futures, options, swaps and forwards.

In particular, the Fund may use interest rate swaps, credit default swaps (on individual securities and/or baskets of securities), futures contracts, options, corporate loans and/or mortgage-backed securities to a significant extent, although the amounts invested in these instruments may change from time to time. Other instruments may also be used to a significant extent from time to time.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The spread sectors (non-Treasuries) overcame several periods of heightened risk aversion and outperformed equal-durationi Treasuries over the twelve months ended December 31, 2012. To a great extent, demand for the spread sectors was robust during the first two months of the reporting period. This was due to several factors, including signs that the U.S. economy was gathering momentum and some progress in the European sovereign debt crisis. However, concerns that the economy may be experiencing a soft patch and contagion fears from Europe led to flights to quality during portions of March, April and May 2012. The spread sectors then generally rallied over the last seven months of the period as investor sentiment was largely positive.

Short-term U.S. Treasury yields fluctuated in 2012, but ended the year where they began. In contrast, 10-year Treasury yields fell from 1.89% to 1.78% during the twelve months ended December 31, 2012. On July 25, 2012, ten-year Treasuries closed at an all-time low of 1.43%. U.S. yields then moved higher due to some positive developments in Europe and additional Federal Reserve Board (“Fed”)ii actions to stimulate the economy. In Europe, the European Central Bank (“ECB”)iii cut its official lending rate by 0.25% to 0.75% during the third quarter of 2012 and announced details of

2	Western Asset Global Multi-Sector Fund 2012 Annual Report

Fund overview (cont’d)

its Outright Monetary Transactions (“OMT”) program aimed at driving down rates in peripheral countries. German government bond yields declined from 0.82% at the start of the reporting period to 0.30% at the end of 2012, and they outperformed their U.S. counterparts during the year as a whole.

All told, the Barclays U.S. Aggregate Indexiv returned 4.22% for the twelve months ended December 31, 2012. Comparatively, riskier fixed-income securities, including high-yield bonds and emerging market debt, produced superior results. Over the fiscal year, the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexv, gained 15.78%. During this period, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Index, lower-quality CCC-rated bonds outperformed higher-quality BB-rated securities, as they returned 18.34% and 14.49%, respectively. The emerging market debt asset class, as measured by the JPMorgan Emerging Markets Bond Index Plus (“EMBI+”)vi, returned 18.04% over the same period.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund during the reporting period. The primary adjustments were taking advantage of the strong returns in the credit markets to reduce our allocations to investment grade corporate bonds and U.S. dollar-denominated high-yield bonds. In contrast, we increased our exposure to select European high-yield issuers, as well as U.S. dollar-denominated emerging market sovereign and corporate debt. We also added to the Fund’s exposure to select emerging market local currency bonds, such as South Africa, and increased our allocation to higher yielding emerging market currencies, including the Indian rupee, the Brazilian real and the Mexican peso. Within the U.S., we increased our allocation to agency mortgage-backed securities (“MBS”). We reduced our exposure to U.S. Treasuries in favor of German government bonds in anticipation of more accommodative monetary policy from the ECB. Within the currency market, we moved to an underweight position in the Japanese yen. Finally, the Fund’s allocation to cash position was decreased during the reporting period.

The Fund used U.S. Treasury futures to manage our duration and yield curvevii exposure. The use of these instruments detracted from performance. Currency forwards, which were used to manage our foreign currency exposure, were also negative for results. We used credit default swaps to hedge out some of the high-yield exposure in the Fund. These also detracted from performance. Currency put options were also used, which had a positive impact on performance.

Performance review

For the twelve months ended December 31, 2012, Class I shares of Western Asset Global Multi-Sector Fund returned 9.78%. The Fund’s unmanaged benchmarks, the Barclays Global Aggregate Indexviii, the EMBI+ and the Barclays U.S. Corporate High Yield — 2% Issuer Cap Index, returned 4.32%, 18.04% and 15.78%, respectively, for the same period. The Lipper Multi-Sector Income Funds Category Average1 returned 11.21% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended December 31, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 229 funds in the Fund’s Lipper category, and excluding sales charges.

Western Asset Global Multi-Sector Fund 2012 Annual Report	3

Performance Snapshot as of December 31, 2012 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Global Multi-Sector Fund:
Class A	5.67%	N/A
Class C	5.29%	N/A
Class FI	5.82%	9.41%
Class R	5.58%	N/A
Class I	5.92%	9.78%
Class IS	6.00%	9.80%
Barclays Global Aggregate Index	2.78%	4.32%
EMBI+	10.41%	18.04%
Barclays U.S. Corporate High Yield — 2% Issuer Cap Index	7.97%	15.78%
Lipper Multi-Sector Income Funds[1]	5.99%	11.21%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended December 31, 2012 for Class A, Class C, Class FI, Class R, Class I and Class IS shares were 2.03%, 1.38%, 2.17%, 1.93%, 2.87% and 2.62%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class A, Class C, Class R and Class IS shares would have been 1.26%, 0.46%, 0.92% and 1.73%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2012, as supplemented on May 31, 2012, the gross total annual operating expense ratios for Class A, Class C, Class FI, Class R, Class I and Class IS shares were 1.78%, 2.53%, 2.86%, 2.08%, 2.61% and 1.38%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets is not expected to exceed 1.25% for Class A shares, 2.00% for Class C shares, 1.20% for Class FI shares, 1.45% for Class R shares, 0.85% for Class I shares and 0.75% for Class IS shares. These expense limitation arrangements cannot be terminated prior to December 31, 2014 without the Board of Directors’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 249 funds for the six-month period and among the 229 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

4	Western Asset Global Multi-Sector Fund 2012 Annual Report

Fund overview (cont’d)

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was our duration positioning in the U.S. and Europe. We increased our short duration position in the U.S. during the first half of the year. This was beneficial as U.S. rates moved higher during the second half of the period. Increasing duration in Europe was also beneficial, as their rates declined during the reporting period as a whole.

Also contributing to performance was our underweight to Japanese government bonds given their weak performance. An overweight to local emerging market government bonds was also rewarded during the period.

Currency positioning, overall, was another area of strength for the Fund. Adding the most value was our underweight position in the yen. It fell sharply in December as newly elected Prime Minister Shinzo Abe vowed to take “truly meaningful measures” to weaken the yen to help boost the country’s weakening economy.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance for the period was our underweight to U.S.-denominated emerging market sovereign bonds, as they outperformed both emerging market corporate bonds within the EMBI+.

Our yield curve positioning was a slight negative for results. In particular, our focus on the long end of the U.S. curve was detrimental, as those rates moved higher compared to shorter dated bonds during the reporting period.

Elsewhere, moving to an overweight to agency mortgage-backed securities during the second half of the year detracted from performance as they performed poorly over that period.

Thank you for your investment in Western Asset Global Multi-Sector Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 18, 2013

RISKS: Fixed-income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed-income securities falls. High-yield securities possess greater price volatility, illiquidity and possibility of default. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. International investments are subject to special risks, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. The Fund is a “non-diversified” fund. As a result, the value of its shares will be more susceptible to any single economic, political or regulatory event affecting one or a small umber of issuers than shares of a “diversified fund.” Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2012 and are subject to change and may not be representative of the Portfolio managers’ current or future investments. Please refer to pages 12 through 19 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or

Western Asset Global Multi-Sector Fund 2012 Annual Report	5

sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2012 were: Sovereign Bonds (29.8%), Energy (10.3%), Financials (9.6%), Mortgage-Backed Securities (9.1%) and Materials (8.2%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii	The European Central Bank is responsible for the monetary system of the European Union and the euro currency.

iv

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vi

The JPMorgan Emerging Markets Bond Index Plus (“EMBI+”) is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets.

vii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

viii	The Barclays Global Aggregate Index is an index comprised of several other Barclays indices that measure fixed-income performance of regions around the world.

6	Western Asset Global Multi-Sector Fund 2012 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of December 31, 2012 and December 31, 2011 and does not include derivatives such as futures contracts, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Global Multi-Sector Fund 2012 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2012 and held for the six months ended December 31, 2012.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	5.67%	$1,000.00	$1,056.70	1.25%	$6.46	Class A	5.00%	$1,000.00	$1,018.85	1.25%	$6.34
Class C	5.29	1,000.00	1,052.90	2.00	10.32	Class C	5.00	1,000.00	1,015.08	2.00	10.13
Class FI	5.82	1,000.00	1,058.20	1.20	6.21	Class FI	5.00	1,000.00	1,019.10	1.20	6.09
Class R	5.58	1,000.00	1,055.80	1.44	7.44	Class R	5.00	1,000.00	1,017.90	1.44	7.30
Class I	5.92	1,000.00	1,059.20	0.79	4.09	Class I	5.00	1,000.00	1,021.17	0.79	4.01
Class IS	6.00	1,000.00	1,060.00	0.75	3.88	Class IS	5.00	1,000.00	1,021.37	0.75	3.81

[1]	For the six months ended December 31, 2012.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

8	Western Asset Global Multi-Sector Fund 2012 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A†	Class C†	Class FI	Class R†	Class I	Class IS
Twelve Months Ended 12/31/12	N/A	N/A	9.41%	N/A	9.78%	9.80%
Inception* through 12/31/12	5.38%	4.88%	6.31	5.26%	6.65	6.74

With sales charges[2]	Class A†	Class C†	Class FI	Class R†	Class I	Class IS
Twelve Months Ended 12/31/12	N/A	N/A	9.41%	N/A	9.78%	9.80%
Inception* through 12/31/12	0.94%	3.88%	6.31	5.26%	6.65	6.74

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 4/30/12 through 12/31/12)	5.38%
Class C (Inception date of 4/30/12 through 12/31/12)	4.88
Class FI (Inception date of 7/29/11 through 12/31/12)	9.12
Class R (Inception date of 4/30/12 through 12/31/12)	5.26
Class I (Inception date of 7/29/11 through 12/31/12)	9.62
Class IS (Inception date of 7/29/11 through 12/31/12)	9.75

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Not annualized.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, FI, R, I and IS shares are April 30, 2012, April 30, 2012, July 29, 2011, April 30, 2012, July 29, 2011 and July 29, 2011, respectively.

Western Asset Global Multi-Sector Fund 2012 Annual Report	9

Historical performance

Value of $1,000,000 invested in

Class FI, I and IS Shares of Western Asset Global Multi-Sector Fund vs. Barclays Global Aggregate Index, JPMorgan Emerging Markets Bond Index Plus and Barclays U.S. Corporate High Yield – 2% Issuer Cap Index† — July 29, 2011 - December 2012

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $1,000,000 invested in Class FI, I and IS shares of Western Asset Global Multi-Sector Fund on July 29, 2011 (inception date), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2012. The hypothetical illustration also assumes a $1,000,000 investment the Barclays Global Aggregate Index, the JPMorgan Emerging Markets Bond Index Plus and the Barclays U.S. Corporate High Yield – 2% Issuer Cap Index. The Barclays Capital Global Aggregate Index is an index comprised of several other Barclays indices that measure fixed-income performance of regions around the world. The JPMorgan Emerging Markets Bond Index Plus (“EMBI+”) is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets. The Barclays U.S. Corporate High Yield – 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The Indices are unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the performance of Class IS, I and FI shares indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

10	Western Asset Global Multi-Sector Fund 2012 Annual Report

Spread duration (unaudited)

Economic exposure — December 31, 2012

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— 50% Barclays Global Aggregate Index, 25% JPMorgan Emerging Markets Bond Index Plus and 25% Barclays U.S. Corporate High Yield — 2% Issuer Cap Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WAGMS	— Western Asset Global Multi-Sector Fund

Western Asset Global Multi-Sector Fund 2012 Annual Report	11

Effective duration (unaudited)

Interest rate exposure — December 31, 2012

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— 50% Barclays Global Aggregate Index, 25% JPMorgan Emerging Markets Bond Index Plus and 25% Barclays U.S. Corporate High Yield — 2% Issuer Cap Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WAGMS	— Western Asset Global Multi-Sector Fund

12	Western Asset Global Multi-Sector Fund 2012 Annual Report

Schedule of investments

December 31, 2012

Western Asset Global Multi-Sector Fund

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 45.3%
Consumer Discretionary — 5.6%
Auto Components — 0.5%
Continental Rubber of America Corp., Senior Secured Notes	4.500%	9/15/19	150,000		$153,509	(a)
Automobiles — 1.3%
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	100,000		128,138
Ford Motor Credit Co., LLC, Senior Notes	5.875%	8/2/21	250,000		291,134
Total Automobiles					419,272
Hotels, Restaurants & Leisure — 0.4%
Codere Finance Luxembourg SA, Senior Secured Notes	8.250%	6/15/15	50,000	EUR	54,448	(a)
Marstons Issuer PLC, Secured Bonds	5.177%	7/15/32	50,000	GBP	75,681	(b)
Total Hotels, Restaurants & Leisure					130,129
Media — 2.8%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.000%	1/15/19	100,000		107,875
Comcast Corp., Senior Notes	5.150%	3/1/20	50,000		59,263
DISH DBS Corp., Senior Notes	6.750%	6/1/21	100,000		114,000
Grupo Televisa SA, Senior Bonds	6.625%	1/15/40	100,000		127,579
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	80,000		81,400	(a)
Time Warner Cable Inc., Senior Notes	4.125%	2/15/21	50,000		54,756
Time Warner Inc., Senior Notes	4.000%	1/15/22	20,000		21,894
UPCB Finance III Ltd., Senior Secured Notes	6.625%	7/1/20	150,000		160,687	(a)
Virgin Media Finance PLC, Senior Notes	5.125%	2/15/22	100,000	GBP	164,882
Total Media					892,336
Specialty Retail — 0.6%
Edcon Proprietary Ltd., Senior Notes	3.433%	6/15/14	70,000	EUR	88,701	(a)(b)
Gymboree Corp., Senior Notes	9.125%	12/1/18	100,000		89,000
Total Specialty Retail					177,701
Total Consumer Discretionary					1,772,947
Consumer Staples — 1.1%
Beverages — 0.6%
Pernod-Ricard SA, Senior Notes	4.450%	1/15/22	150,000		165,897	(a)
Food Products — 0.1%
Ahold Finance USA LLC	6.500%	3/14/17	21,000	GBP	39,661
Tobacco — 0.4%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	70,000		73,675
Altria Group Inc., Senior Notes	4.750%	5/5/21	50,000		56,664
Total Tobacco					130,339
Total Consumer Staples					335,897

See Notes to Financial Statements.

Western Asset Global Multi-Sector Fund 2012 Annual Report	13

Western Asset Global Multi-Sector Fund

Security	Rate	Maturity Date	Face Amount†		Value
Energy — 10.3%
Energy Equipment & Services — 0.3%
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	100,000		$100,000
Oil, Gas & Consumable Fuels — 10.0%
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	50,000		66,153
Arch Coal Inc., Senior Notes	7.000%	6/15/19	250,000		232,500
Chesapeake Energy Corp., Senior Notes	6.775%	3/15/19	40,000		40,050
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	20,000		21,450
Compagnie Generale de Geophysique-Veritas, Senior Notes	9.500%	5/15/16	300,000		321,750
Devon Energy Corp., Senior Notes	5.600%	7/15/41	50,000		59,392
Ecopetrol SA, Senior Notes	7.625%	7/23/19	100,000		129,250
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	80,000		91,600	(b)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	100,000		97,000
Hiland Partners LP/Hiland Partners Finance Corp., Senior Notes	7.250%	10/1/20	30,000		32,100	(a)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	200,000		243,500	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	92,000		79,350	(a)
Peabody Energy Corp., Senior Notes	6.500%	9/15/20	100,000		107,250
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	220,000		279,400
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	10,000		12,704
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	200,000		253,418
Petroleos Mexicanos, Senior Notes	6.500%	6/2/41	30,000		37,650
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	100,000		113,750
QEP Resources Inc., Senior Notes	5.375%	10/1/22	190,000		203,775
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	30,000		29,625
Range Resources Corp., Senior Notes	5.000%	8/15/22	120,000		125,400
Range Resources Corp., Senior Subordinated Notes	5.750%	6/1/21	10,000		10,700
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	150,000		164,250
Southern Gas Networks PLC, Senior Notes	4.875%	12/21/20	80,000	GBP	147,093
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	5.875%	10/1/20	60,000		62,250	(a)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	110,000		133,529	(a)
WPX Energy Inc., Senior Notes	6.000%	1/15/22	40,000		43,100
Total Oil, Gas & Consumable Fuels					3,137,989
Total Energy					3,237,989
Financials — 9.6%
Capital Markets — 1.9%
Boparan Finance PLC, Senior Notes	9.875%	4/30/18	100,000	GBP	183,563	(a)

See Notes to Financial Statements.

14	Western Asset Global Multi-Sector Fund 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset Global Multi-Sector Fund

Security	Rate	Maturity Date	Face Amount†		Value
Capital Markets — continued
Goldman Sachs Group Inc., Subordinated Notes	4.750%	10/12/21	50,000	EUR	$70,179
Merrill Lynch & Co. Inc., Notes	5.500%	11/22/21	60,000	GBP	103,934
Morgan Stanley, Senior Notes	4.375%	10/12/16	50,000	EUR	71,400
Thames Water Kemble Finance PLC, Senior Secured Notes	7.750%	4/1/19	100,000	GBP	176,253	(a)
Total Capital Markets					605,329
Commercial Banks — 2.6%
Abbey National Treasury Services PLC, Senior Secured Notes	5.125%	4/14/21	100,000	GBP	192,037
Barclays Bank PLC, Senior Notes	6.000%	1/14/21	160,000	EUR	238,724	(a)
HSBC Capital Funding LP, Junior Subordinated Bonds	5.369%	3/24/14	100,000	EUR	131,731	(b)(c)
Lloyds TSB Bank PLC, Subordinated Notes	6.500%	3/24/20	100,000	EUR	150,765
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	2/19/13	100,000		99,500	(b)(c)
Total Commercial Banks					812,757
Consumer Finance — 1.8%
Ally Financial Inc., Senior Notes	8.300%	2/12/15	100,000		111,375
Ally Financial Inc., Senior Notes	5.500%	2/15/17	90,000		96,279
Ally Financial Inc., Senior Notes	8.000%	3/15/20	200,000		245,000
SLM Corp., Medium-Term Notes	8.000%	3/25/20	100,000		114,250
Total Consumer Finance					566,904
Diversified Financial Services — 2.3%
Bank of America Corp., Senior Notes	5.000%	5/13/21	100,000		114,165
Citigroup Inc., Senior Notes	7.375%	9/4/19	100,000	EUR	173,249
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	100,000		135,930
International Lease Finance Corp., Senior Notes	8.625%	9/15/15	20,000		22,475
JPMorgan Chase & Co., Senior Notes	4.250%	10/15/20	100,000		111,213
JPMorgan Chase & Co., Senior Notes	4.500%	1/24/22	150,000		169,686
Total Diversified Financial Services					726,718
Insurance — 1.0%
American International Group Inc., Senior Notes	6.400%	12/15/20	90,000		111,672
ELM BV	5.252%	5/25/16	100,000	EUR	135,295	(b)(c)
Hannover Finance Luxembourg SA, Bonds	5.750%	9/14/40	50,000	EUR	75,735	(b)
Total Insurance					322,702
Total Financials					3,034,410
Health Care — 2.2%
Biotechnology — 0.3%
Amgen Inc., Senior Notes	3.875%	11/15/21	75,000		82,364

See Notes to Financial Statements.

Western Asset Global Multi-Sector Fund 2012 Annual Report	15

Western Asset Global Multi-Sector Fund

Security	Rate	Maturity Date	Face Amount†		Value
Health Care Providers & Services — 1.2%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	40,000		$48,400
HCA Inc., Senior Secured Notes	6.500%	2/15/20	200,000		225,000
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	100,000		112,000
Total Health Care Providers & Services					385,400
Pharmaceuticals — 0.7%
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	100,000	EUR	149,154	(a)
Valeant Pharmaceuticals International, Senior Notes	6.375%	10/15/20	60,000		64,350	(a)
Total Pharmaceuticals					213,504
Total Health Care					681,268
Industrials — 2.4%
Aerospace & Defense — 0.3%
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	100,000		109,000	(a)
Airlines — 0.5%
Continental Airlines Inc., Senior Secured Notes	6.750%	9/15/15	140,000		147,000	(a)
Building Products — 0.5%
Spie BondCo 3 SCA, Senior Notes	11.000%	8/15/19	100,000	EUR	144,204	(a)
Construction & Engineering — 0.7%
Odebrecht Finance Ltd.	6.000%	4/5/23	200,000		231,250	(a)
Road & Rail — 0.4%
Kansas City Southern de Mexico SA de CV, Senior Notes	6.125%	6/15/21	100,000		113,000
Total Industrials					744,454
Materials — 8.2%
Chemicals — 0.4%
Braskem Finance Ltd., Senior Notes	7.000%	5/7/20	100,000		112,750	(a)
Construction Materials — 0.7%
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	200,000		216,500	(a)
Containers & Packaging — 1.3%
Ardagh Glass Finance PLC, Senior Bonds	7.125%	6/15/17	70,000	EUR	94,360	(a)
Ball Corp., Senior Notes	7.375%	9/1/19	100,000		111,250
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.000%	4/15/19	100,000		104,000
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.750%	10/15/20	10,000		10,325	(a)
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	100,000		104,000	(a)
Total Containers & Packaging					423,935
Metals & Mining — 4.3%
ArcelorMittal, Senior Notes	4.250%	2/25/15	30,000		30,302

See Notes to Financial Statements.

16	Western Asset Global Multi-Sector Fund 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset Global Multi-Sector Fund

Security	Rate	Maturity Date	Face Amount†		Value
Metals & Mining — continued
ArcelorMittal, Senior Notes	4.250%	8/5/15	40,000		$40,403
Cliffs Natural Resources Inc., Senior Notes	3.950%	1/15/18	60,000		60,389
CSN Resources SA, Senior Bonds	6.500%	7/21/20	100,000		108,500	(a)
Evraz Group SA, Senior Notes	9.500%	4/24/18	110,000		125,400	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.375%	2/1/16	100,000		103,500	(a)
Gerdau Holdings Inc., Senior Notes	7.000%	1/20/20	100,000		116,250	(a)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	200,000		172,000	(a)
Southern Copper Corp., Senior Notes	6.750%	4/16/40	120,000		144,465
Southern Copper Corp., Senior Notes	5.250%	11/8/42	70,000		70,058
Vale Overseas Ltd., Notes	6.875%	11/21/36	110,000		136,354
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	200,000		230,760	(a)
Total Metals & Mining					1,338,381
Paper & Forest Products — 1.5%
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	100,000		118,641
Fibria Overseas Finance Ltd., Senior Notes	6.750%	3/3/21	200,000		221,500	(a)
Inversiones CMPC SA, Senior Notes	4.750%	1/19/18	130,000		137,047	(a)
Total Paper & Forest Products					477,188
Total Materials					2,568,754
Telecommunication Services — 3.2%
Diversified Telecommunication Services — 1.9%
AT&T Inc., Senior Notes	5.350%	9/1/40	100,000		116,455
Axtel SAB de CV, Senior Notes	9.000%	9/22/19	80,000		42,400	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	4/1/19	100,000		107,500
Telemar Norte Leste SA, Senior Notes	5.500%	10/23/20	100,000		104,000	(a)
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	200,000		225,760	(a)
Verizon Communications Inc., Senior Notes	4.600%	4/1/21	10,000		11,672
Total Diversified Telecommunication Services					607,787
Wireless Telecommunication Services — 1.3%
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	100,000	GBP	169,755	(a)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	200,000		244,500
Total Wireless Telecommunication Services					414,255
Total Telecommunication Services					1,022,042
Utilities — 2.7%
Electric Utilities — 0.2%
FirstEnergy Corp., Notes	7.375%	11/15/31	50,000		64,579
Gas Utilities — 0.7%
Empresa de Energia de Bogota SA, Senior Notes	6.125%	11/10/21	200,000		224,500	(a)

See Notes to Financial Statements.

Western Asset Global Multi-Sector Fund 2012 Annual Report	17

Western Asset Global Multi-Sector Fund

Security	Rate	Maturity Date	Face Amount†		Value
Independent Power Producers & Energy Traders — 1.2%
AES Corp., Senior Notes	7.750%	10/15/15	20,000		$22,450
AES Corp., Senior Notes	9.750%	4/15/16	20,000		23,900
AES Gener SA, Notes	5.250%	8/15/21	100,000		110,985	(a)
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	70,000		73,150
Calpine Construction Finance Co. LP and CCFC Finance Corp., Senior Secured Notes	8.000%	6/1/16	150,000		159,375	(a)
Total Independent Power Producers & Energy Traders					389,860
Water Utilities — 0.6%
Anglian Water Osprey Financing PLC, Senior Secured Notes	7.000%	1/31/18	100,000	GBP	176,009
Total Utilities					854,948
Total Corporate Bonds & Notes (Cost — $13,309,157)					14,252,709
Mortgage-Backed Securities — 9.1%
FHLMC — 0.4%
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	8/1/42	99,052		105,723
FNMA — 7.7%
Federal National Mortgage Association (FNMA)	3.000%	1/17/28-1/14/43	1,400,000		1,469,235	(d)
Federal National Mortgage Association (FNMA)	3.500%	1/17/28-1/14/43	700,000		745,222	(d)
Federal National Mortgage Association (FNMA)	4.000%	1/14/43	200,000		214,375	(d)
Total FNMA					2,428,832
GNMA — 1.0%
Government National Mortgage Association (GNMA) I	3.000%	1/22/43	300,000		318,891	(d)
Total Mortgage-Backed Securities (Cost — $2,854,849)					2,853,446
Sovereign Bonds — 29.8%
Argentina — 0.3%
Republic of Argentina, Senior Bonds	7.000%	10/3/15	100,000		89,269
Brazil — 0.8%
Federative Republic of Brazil, Senior Notes	4.875%	1/22/21	200,000		241,000
Colombia — 0.8%
Republic of Colombia, Senior Notes	7.375%	3/18/19	200,000		262,900
Germany — 16.4%
Bundesobligation	0.750%	2/24/17	850,000	EUR	1,148,134
Bundesobligation, Bonds	2.000%	2/26/16	500,000	EUR	700,864
Bundesrepublik Deutschland, Bonds	3.250%	1/4/20	1,045,000	EUR	1,611,515
Bundesrepublik Deutschland, Bonds	3.250%	7/4/21	1,100,000	EUR	1,706,569
Total Germany					5,167,082

See Notes to Financial Statements.

18	Western Asset Global Multi-Sector Fund 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset Global Multi-Sector Fund

Security	Rate	Maturity Date	Face Amount†		Value
India — 0.3%
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	100,000		$100,875	(a)(b)
Indonesia — 0.7%
Republic of Indonesia, Notes	5.250%	1/17/42	200,000		232,250	(a)
Malaysia — 1.1%
Government of Malaysia, Senior Bonds	4.262%	9/15/16	990,000	MYR	336,469
Mexico — 1.7%
Mexican Bonos, Bonds	8.000%	6/11/20	5,680,000	MXN	515,654
Mexican Bonos, Bonds	6.500%	6/9/22	361,400	MXN	30,250
Total Mexico					545,904
Panama — 0.1%
Republic of Panama	6.700%	1/26/36	16,000		22,720
Peru — 1.3%
Republic of Peru	8.750%	11/21/33	130,000		225,875
Republic of Peru, Bonds	7.840%	8/12/20	396,000	PEN	195,525
Total Peru					421,400
Russia — 1.8%
Russian Federation	5.625%	4/4/42	200,000		248,500	(a)
Russian Foreign Bond — Eurobond, Senior Bonds	7.500%	3/31/30	232,500		298,623	(a)
Total Russia					547,123
South Africa — 1.8%
Republic of South Africa, Bonds	10.500%	12/21/26	3,770,000	ZAR	569,618
Turkey — 0.4%
Republic of Turkey, Senior Bonds	5.625%	3/30/21	100,000		118,750
Venezuela — 2.3%
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	158,000		158,000
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	588,000		554,190	(a)
Total Venezuela					712,190
Total Sovereign Bonds (Cost — $8,934,074)					9,367,550
U.S. Government & Agency Obligations — 1.8%
U.S. Government Obligations — 1.8%
U.S. Treasury Bonds	3.500%	2/15/39	340,000		384,360
U.S. Treasury Notes	0.750%	10/31/17	30,000		30,098
U.S. Treasury Notes	1.250%	10/31/19	50,000		50,414
U.S. Treasury Notes	2.000%	2/15/22	110,000		113,756
Total U.S. Government & Agency Obligations (Cost — $492,989)					578,628

See Notes to Financial Statements.

Western Asset Global Multi-Sector Fund 2012 Annual Report	19

Western Asset Global Multi-Sector Fund

Security		Expiration Date	Contracts	Value
Purchased Options — 0.2%
U.S. Dollar/Eurodollar, Put @ $1.25		2/4/13	2,088,000	$913
U.S. Dollar/Japanese Yen, Put @ $83.00		2/4/13	1,490,000	60,979
Total Purchased Options (Cost — $23,422)				61,892
Total Investments before Short-Term Investments (Cost — $25,614,491)				27,114,225

	Rate	Maturity Date	Face Amount†
Short-Term Investments — 16.9%
Time Deposits — 7.3%
Commerzbank AG	0.100%	1/2/13	500,647	500,647
ING Bank	0.130%	1/2/13	300,525	300,525
Rabobank London	0.060%	1/2/13	500,297	500,297
Royal Bank of Scotland PLC	0.080%	1/2/13	500,534	500,534
UBS AG London	0.020%	1/2/13	500,359	500,359
Total Time Deposits (Cost — $2,302,362)				2,302,362
Repurchase Agreements — 9.6%
Barclays Capital Inc. repurchase agreement dated 12/31/12; Proceeds at maturity — $3,000,027; (Fully collateralized by U.S. government obligations, 0.250% due 9/15/15; Market value — $3,060,092) (Cost — $3,000,000)	0.160%	1/2/13	3,000,000	3,000,000
Total Short-Term Investments (Cost — $5,302,362)				5,302,362
Total Investments — 103.1% (Cost — $30,916,853#)				32,416,587
Liabilities in Excess of Other Assets — (3.1)%				(987,283)
Total Net Assets — 100.0%				$31,429,304

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

#	Aggregate cost for federal income tax purposes is $30,917,429.

Abbreviations used in this schedule:
EUR	— Euro
GBP	— British Pound
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
OJSC	— Open Joint Stock Company
PEN	— Peruvian Nuevo Sol
ZAR	— South African Rand

See Notes to Financial Statements.

20	Western Asset Global Multi-Sector Fund 2012 Annual Report

Statement of assets and liabilities

December 31, 2012

Assets:
Investments, at value (Cost — $30,916,853)	$32,416,587
Foreign currency, at value (Cost — $140,581)	141,218
Cash	885,157
Interest receivable	408,860
Receivable for securities sold	604,962
Unrealized appreciation on forward foreign currency contracts	43,421
Deposits with brokers for open futures contracts	40,009
Receivable from broker — variation margin on open futures contracts	7,766
Receivable from investment manager	6,220
Receivable for Fund shares sold	2,500
Foreign currency collateral for open futures contract, at value (Cost — $69,381)	71,054
Prepaid expenses	46,566
Total Assets	34,674,320

Liabilities:
Payable for securities purchased	2,853,527
Unrealized depreciation on forward foreign currency contracts	331,821
Payable for offering and organization costs	9,720
Swaps, at value (premiums paid — $16,163)	3,923
Payable for open swap contracts	937
Service and/or distribution fees payable	39
Accrued expenses	45,049
Total Liabilities	3,245,016
Total Net Assets	$31,429,304

Net Assets:
Par value (Note 7)	$3,009
Paid-in capital in excess of par value	30,253,883
Overdistributed net investment income	(11,035)
Accumulated net realized loss on investments, futures contracts, swap contracts and foreign currency transactions	(30,537)
Net unrealized appreciation on investments, futures contracts, swap contracts and foreign currencies	1,213,984
Total Net Assets	$31,429,304

See Notes to Financial Statements.

Western Asset Global Multi-Sector Fund 2012 Annual Report	21

Shares Outstanding:
Class A	1,394
Class C	1,002
Class FI	10,422
Class R	1,005
Class I	10,470
Class IS	2,985,081

Net Asset Value:
Class A (and redemption price)	$10.47
Class C*	$10.47
Class FI (and redemption price)	$10.47
Class R (and redemption price)	$10.47
Class I (and redemption price)	$10.47
Class IS (and redemption price)	$10.44
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$10.93

*	Redemption price per share is NAV of Class C shares reduced by 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

22	Western Asset Global Multi-Sector Fund 2012 Annual Report

Statement of operations

For the Year Ended December 31, 2012

Investment Income:
Interest	$1,124,303

Expenses:
Investment management fee (Note 2)	176,825
Registration fees	58,230
Legal fees	43,964
Audit and tax	42,615
Shareholder reports (Note 5)	38,251
Fees recaptured by investment manager (Note 2)	29,637
Fund accounting fees	21,455
Custody fees	17,310
Transfer agent fees (Note 5)	3,132
Directors’ fees	1,144
Insurance	459
Service and/or distribution fees (Notes 2 and 5)	382
Miscellaneous expenses	4,517
Total Expenses	437,921
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(233,178)
Net Expenses	204,743
Net Investment Income	919,560

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	230,006
Futures contracts	(47,400)
Swap contracts	(64,313)
Foreign currency transactions	62,830
Net Realized Gain	181,123
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	1,743,772
Futures contracts	16,346
Swap contracts	(20,086)
Foreign currencies	(374,398)
Change in Net Unrealized Appreciation (Depreciation)	1,365,634
Net Gain on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions	1,546,757
Increase in Net Assets from Operations	$2,466,317

See Notes to Financial Statements.

Western Asset Global Multi-Sector Fund 2012 Annual Report	23

Statements of changes in net assets

For the Year Ended December 31, 2012 and the Period Ended December 31, 2011	2012	2011†

Operations:
Net investment income	$919,560	$271,073
Net realized gain (loss)	181,123	(134,482)
Change in net unrealized appreciation (depreciation)	1,365,634	(151,650)
Increase (Decrease) in Net Assets From Operations	2,466,317	(15,059)

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(914,453)	(268,912)
Net realized gains	(134,059)	—
Decrease in Net Assets From Distributions to Shareholders	(1,048,512)	(268,912)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	9,025,765	20,000,000
Reinvestment of distributions	1,048,512	268,912
Cost of shares repurchased	(47,719)	—
Increase in Net Assets From Fund Share Transactions	10,026,558	20,268,912
Increase in Net Assets	11,444,363	19,984,941

Net Assets:
Beginning of year	19,984,941	—
End of year*	$31,429,304	$19,984,941
* Includes overdistributed net investment income of:	$(11,035)	$(20,661)

†	For the period July 29, 2011 (inception date) to December 31, 2011.

See Notes to Financial Statements.

24	Western Asset Global Multi-Sector Fund 2012 Annual Report

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class A Shares[1]	2012[2]

Net asset value, beginning of period	$10.23

Income from operations:
Net investment income	0.19
Net realized and unrealized gain	0.36
Total income from operations	0.55

Less distributions from:
Net investment income	(0.26)
Net realized gains	(0.05)
Total distributions	(0.31)

Net asset value, end of period	$10.47
Total return[3]	5.38%

Net assets, end of period (000s)	$15

Ratios to average net assets:
Gross expenses[4]	2.11%
Net expenses[4,5,6,7]	1.25
Net investment income[4]	2.75

Portfolio turnover rate[8]	49%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 30, 2012 (inception date) to December 31, 2012.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class A shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Directors’ consent.

[8]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 196% for the period ended December 31, 2012.

See Notes to Financial Statements.

Western Asset Global Multi-Sector Fund 2012 Annual Report	25

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class C Shares[1]	2012[2]

Net asset value, beginning of period	$10.23

Income from operations:
Net investment income	0.14
Net realized and unrealized gain	0.36
Total income from operations	0.50

Less distributions from:
Net investment income	(0.21)
Net realized gains	(0.05)
Total distributions	(0.26)

Net asset value, end of period	$10.47
Total return[3]	4.88%

Net assets, end of period (000s)	$10

Ratios to average net assets:
Gross expenses[4]	2.87%
Net expenses[4,5,6,7]	2.00
Net investment income[4]	2.02

Portfolio turnover rate[8]	49%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 30, 2012 (inception date) to December 31, 2012.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class C shares did not exceed 2.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Directors’ consent.

[8]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 196% for the period ended December 31, 2012.

See Notes to Financial Statements.

26	Western Asset Global Multi-Sector Fund 2012 Annual Report

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class FI Shares[1]	2012	2011[2]

Net asset value, beginning of year	$9.88	$10.00

Income (loss) from operations:
Net investment income	0.30	0.12
Net realized and unrealized gain (loss)	0.63	(0.15)
Total income (loss) from operations	0.93	(0.03)

Less distributions from:
Net investment income	(0.29)	(0.09)
Net realized gains	(0.05)	—
Total distributions	(0.34)	(0.09)

Net asset value, end of year	$10.47	$9.88
Total return[3]	9.41%	(0.26)%

Net assets, end of year (000s)	$109	$100

Ratios to average net assets:
Gross expenses	2.75%[4]	4.06%[5]
Net expenses[6,7,8]	1.20 [4]	1.20 [5]
Net investment income	2.94	2.85 [5]

Portfolio turnover rate[9]	49%	13%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period July 29, 2011 (inception date) to December 31, 2011.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class FI shares did not exceed 1.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Directors’ consent.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 196% and 62% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

See Notes to Financial Statements.

Western Asset Global Multi-Sector Fund 2012 Annual Report	27

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class R Shares[1]	2012[2]

Net asset value, beginning of period	$10.23

Income from operations:
Net investment income	0.18
Net realized and unrealized gain	0.36
Total income from operations	0.54

Less distributions from:
Net investment income	(0.25)
Net realized gains	(0.05)
Total distributions	(0.30)

Net asset value, end of period	$10.47
Total return[3]	5.26%

Net assets, end of period (000s)	$11

Ratios to average net assets:
Gross expenses[4]	2.37%
Net expenses[4,5,6,7]	1.45
Net investment income[4]	2.57

Portfolio turnover rate[8]	49%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 30, 2012 (inception date) to December 31, 2012.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class R shares did not exceed 1.45%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Directors’ consent.

[8]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 196% for the period ended December 31, 2012.

See Notes to Financial Statements.

28	Western Asset Global Multi-Sector Fund 2012 Annual Report

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1]	2012	2011[2]

Net asset value, beginning of year	$9.88	$10.00

Income (loss) from operations:
Net investment income	0.34	0.13
Net realized and unrealized gain (loss)	0.62	(0.15)
Total income (loss) from operations	0.96	(0.02)

Less distributions from:
Net investment income	(0.32)	(0.10)
Net realized gains	(0.05)	—
Total distributions	(0.37)	(0.10)

Net asset value, end of year	$10.47	$9.88
Total return[3]	9.78%	(0.14)%

Net assets, end of year (000s)	$109	$100

Ratios to average net assets:
Gross expenses	2.49%[4]	3.80%[5]
Net expenses[6,7,8]	0.82 [4]	0.85 [5]
Net investment income	3.33	3.21 [5]

Portfolio turnover rate[9]	49%	13%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period July 29, 2011 (inception date) to December 31, 2011.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class I shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Directors’ consent.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 196% and 62% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

See Notes to Financial Statements.

Western Asset Global Multi-Sector Fund 2012 Annual Report	29

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class IS Shares[1]	2012	2011[2]

Net asset value, beginning of year	$9.86	$10.00

Income (loss) from operations:
Net investment income	0.35	0.14
Net realized and unrealized gain (loss)	0.61	(0.15)
Total income (loss) from operations	0.96	(0.01)

Less distributions from:
Net investment income	(0.33)	(0.13)
Net realized gains	(0.05)	—
Total distributions	(0.38)	(0.13)

Net asset value, end of year	$10.44	$9.86
Total return[3]	9.80%	(0.04)%

Net assets, end of year (000s)	$31,175	$19,785

Ratios to average net assets:
Gross expenses	1.60%[4]	2.58%[5]
Net expenses[6,7,8]	0.75 [4]	0.75 [5]
Net investment income	3.38	3.30 [5]

Portfolio turnover rate[9]	49%	13%

1	Per share amounts have been calculated using the average shares method.

[2]	For the period July 29, 2011 (inception date) to December 31, 2011.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class IS shares did not exceed 0.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Directors’ consent.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 196% and 62% for the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

See Notes to Financial Statements.

30	Western Asset Global Multi-Sector Fund 2012 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Global Multi-Sector Fund (formerly, Western Asset Global Multi-Sector Portfolio) (the “Fund”) is a separate non-diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making

Western Asset Global Multi-Sector Fund 2012 Annual Report	31

fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

32	Western Asset Global Multi-Sector Fund 2012 Annual Report

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$14,252,709	—	$14,252,709
Mortgage-backed securities	—	2,853,446	—	2,853,446
Sovereign bonds	—	9,367,550	—	9,367,550
U.S. government & agency obligations	—	578,628	—	578,628
Purchased options	—	61,892	—	61,892
Total long-term investments	—	$27,114,225	—	$27,114,225
Short-term investments†	—	5,302,362	—	5,302,362
Total investments	—	$32,416,587	—	$32,416,587
Other financial instruments:
Futures contracts	$17,321	—	—	17,321
Forward foreign currency contracts		43,421	—	43,421
Total other financial instruments	$17,321	$43,421	—	$60,742
Total	$17,321	$32,460,008	—	$32,477,329

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Forward foreign currency contracts	—	$331,821	—	$331,821
Credit default swaps on credit indices — sell protection‡	—	3,923	—	3,923
Total		$335,744	—	$335,744

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in

Western Asset Global Multi-Sector Fund 2012 Annual Report	33

an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based

34	Western Asset Global Multi-Sector Fund 2012 Annual Report

Notes to financial statements (cont’d)

upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(g) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below

Western Asset Global Multi-Sector Fund 2012 Annual Report	35

the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(h) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of December 31, 2012, the total notional value of all credit default swaps to sell protection is $425,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended December 31, 2012, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against

36	Western Asset Global Multi-Sector Fund 2012 Annual Report

Notes to financial statements (cont’d)

defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Western Asset Global Multi-Sector Fund 2012 Annual Report	37

(i) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(j) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(k) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

38	Western Asset Global Multi-Sector Fund 2012 Annual Report

Notes to financial statements (cont’d)

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of December 31, 2012, the Fund held forward foreign currency contracts and credit default swaps with credit related contingent features which had a liability position of $335,744. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(l) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(m) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(n) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(o) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(p) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2012, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and

Western Asset Global Multi-Sector Fund 2012 Annual Report	39

state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(q) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$4,519	$(4,519)

(a)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, losses from mortgage backed securities treated as capital losses for tax purposes, and book/tax differences in the treatment of swap contracts.

2. Investment management agreement and other transactions with affiliates

The Fund has an investment management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”). Western Asset Management Company (“Western Asset”) is the investment adviser. Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Ltd (“Western Japan”) share advisory responsibilities with Western Asset. LMPFA, Western Asset, Western Asset Limited, Western Singapore and Western Japan are wholly owned subsidiaries of Legg Mason, Inc (“Legg Mason”).

LMPFA provides the Fund with investment management and administrative services for which the Fund pays a fee calculated daily and paid monthly, at an annual rate of 0.65% of the Fund’s average daily net assets.

The investment manager has agreed to waive fees and/or reimburse operating expenses (other than interest, broker commissions, taxes, extraordinary expenses and deferred organizational expenses) so that total operating expenses are not expected to exceed 1.25%, 2.00%, 1.20%, 1.45%, 0.85% and 0.75% for Class A, Class C, Class FI, Class R, Class I and Class IS shares, respectively. Western Asset, Western Asset Limited, Western Singapore and Western Japan also agreed to waive their advisory fees (which are paid by LMPFA and not the Fund) under corresponding amounts under the Fee Cap. These arrangements cannot be terminated prior to December 31, 2014 without the Board of Directors’ consent.

During the year ended December 31, 2012, fees waived and/or expenses reimbursed amounted to $233,178.

The investment manager is permitted to recapture amounts waived or reimbursed to a class within three years after the day on which the investment manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the lower of the limit described above or the limit then in effect.

40	Western Asset Global Multi-Sector Fund 2012 Annual Report

Notes to financial statements (cont’d)

Effective July 1, 2012, the investment manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the investment manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the lower of the limit described above. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual expenses exceeding this limit or any other lower limit then in effect.

Pursuant to the new arrangements, at December 31, 2012, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class FI	Class R	Class I	Class IS
Expires December 31, 2013	—	—	$265	—	$315	$120,227
Expires December 31, 2014	$64	$59	1,615	$64	1,750	229,626
Total fee waivers/expense reimbursements subject to recapture	$64	$59	$1,880	$64	$2,065	$349,853

For the year ended December 31, 2012, LMPFA recaptured $906, $898 and $27,833 for Class FI, I and IS shares, respectively.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. Class C shares have a 1.00% contingent deferred sales charge (“CDSC”), which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2012, LMIS and its affiliates did not receive sales charges on sales of the Fund’s Class A shares. In addition, there were no CDSC’s paid to LMIS and its affiliates for the year ended December 31, 2012.

3. Investments

During the year ended December 31, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follow:

	Investments	U.S. Government & Agency Obligations
Purchases	$12,009,743	$41,652,590
Sales	3,995,855	40,170,885

At December 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,683,693
Gross unrealized depreciation	(184,535)
Net unrealized appreciation	$1,499,158

Western Asset Global Multi-Sector Fund 2012 Annual Report	41

At December 31, 2012, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
Contracts to Sell:
U.S. Treasury 5-Year Notes	2	3/13	$248,970	$248,828	$142
U.S. Treasury 10-Year Notes	25	3/13	3,331,340	3,319,531	11,809
U.S. Treasury 30-Year Bonds	4	3/13	595,370	590,000	5,370
Net unrealized gain on open futures contracts					$17,321

At December 31, 2012, the Fund held TBA securities with a total cost of $2,749,105.

At December 31, 2012, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Brazilian Real	JPMorgan Chase Bank	1,112,278	$540,472	2/8/13	$(705)
Brazilian Real	JPMorgan Chase Bank	200,000	97,183	2/8/13	3,286
Indian Rupee	JPMorgan Chase Bank	15,250,000	276,174	2/8/13	(2,110)
Malaysian Ringgit	Citibank N.A.	120,000	39,134	2/8/13	(82)
Russian Ruble	Deutsche Bank AG	8,880,000	288,682	2/8/13	10,939
South Korean Won	JPMorgan Chase Bank	115,000,000	107,153	2/8/13	2,864
Australian Dollar	Barclays Bank PLC	120,000	124,190	2/15/13	(16)
Canadian Dollar	JPMorgan Chase Bank	640,004	642,800	2/15/13	(3,173)
Euro	Deutsche Bank AG	347,153	458,408	2/15/13	12,227
Japanese Yen	Citibank N.A.	19,551,875	225,764	2/15/13	(18,876)
Japanese Yen	JPMorgan Chase Bank	85,899,900	991,878	2/15/13	(78,139)
Japanese Yen	UBS AG	84,451,580	975,154	2/15/13	(76,692)
Mexican Peso	Citibank N.A.	2,462,000	189,667	2/15/13	3,060
South African Rand	Deutsche Bank AG	823,000	96,466	2/15/13	5,264
Swedish Krona	UBS AG	1,266,572	194,555	2/15/13	5,124
					(137,029)
Contracts to Sell:
Malaysian Ringgit	Citibank N.A.	120,000	$39,134	2/8/13	(132)
Russian Ruble	Deutsche Bank AG	8,880,000	288,682	2/8/13	(12,413)
Australian Dollar	JPMorgan Chase Bank	120,000	124,190	2/15/13	323
British Pound	Barclays Bank PLC	170,000	276,120	2/15/13	(4,420)
British Pound	JPMorgan Chase Bank	504,736	819,809	2/15/13	(11,983)
Euro	Barclays Bank PLC	600,000	792,285	2/15/13	(23,159)
Euro	Citibank N.A.	145,645	192,320	2/15/13	(6,658)
Euro	HSBC Bank	237,560	313,692	2/15/13	334
Euro	HSBC Bank	1,000,000	1,320,476	2/15/13	(26,316)
Euro	JPMorgan Chase Bank	1,701,460	2,246,737	2/15/13	(58,322)
Mexican Peso	Deutsche Bank AG	2,466,665	190,026	2/15/13	(1,118)
South African Rand	Deutsche Bank AG	2,523,217	295,753	2/15/13	(7,507)
					$(151,371)
Net unrealized loss on open forward foreign currency contracts					$(288,400)

42	Western Asset Global Multi-Sector Fund 2012 Annual Report

Notes to financial statements (cont’d)

At December 31, 2012, the Fund held the following open swap contracts:

CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Received By The Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Depreciation
Barclays Capital Inc. (MARKIT ITRX.EUR.XOVER Index)	$425,000	12/20/17	5.000% quarterly	$(3,923)	$16,163	$(20,086)

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2012.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Purchased options[2]	—	$61,892	$61,892
Futures contracts[3]	$17,321	—	17,321
Forward foreign currency contracts	—	43,421	43,421
Total	$17,321	$105,313	$122,634

LIABILITY DERIVATIVES[1]
	Foreign Exchange Risk	Credit Risk	Total
Swap contracts[4]	—	$3,923	$3,923
Forward foreign currency contracts	$331,821	—	331,821
Total	$331,821	$3,923	$335,744

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of assets and Liabilities.

Western Asset Global Multi-Sector Fund 2012 Annual Report	43

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2012. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$(14,824)	$(5,827)	—	$(20,651)
Futures contracts	(47,400)	—	—	(47,400)
Swap contracts	—	—	$(64,313)	(64,313)
Forward foreign currency contracts	—	61,668	—	61,668
Total	$(62,224)	$55,841	$(64,313)	$(70,696)

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	—	$38,470	—	$38,470
Futures contracts	$16,346	—	—	16,346
Swap contracts	—	—	$(20,086)	(20,086)
Forward foreign currency contracts	—	(393,402)	—	(393,402)
Total	$16,346	$(354,932)	$(20,086)	$(358,672)

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

During the year ended December 31, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$14,293
Futures contracts (to buy)†	334,855
Futures contracts (to sell)	2,643,655
Forward foreign currency contracts (to buy)	5,133,100
Forward foreign currency contracts (to sell)	4,998,884

Average Notional Balance
Credit default swap contracts (to sell protection)	$261,538

†	At December 31, 2012, there were no open positions held in this derivative.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service and/or distribution fee with respect to its Class A, Class C, Class FI and Class R shares calculated at the annual rate of 0.25%, 1.00%, 0.25% and 0.50% of the

44	Western Asset Global Multi-Sector Fund 2012 Annual Report

Notes to financial statements (cont’d)

average daily net assets of each respective class. Service and distribution fees are accrued and paid monthly.

The Rule 12b-1 plan for Class FI shares provides for payment of distribution and service fees to LMIS at an annual rate of up to 0.40% of the class’ average net assets, subject to the authority of the Board of Directors of the Corporation to set a lower amount. The Board of Directors has currently approved payments under the plan of 0.25% of the average daily net assets of Class FI shares.

For the year ended December 31, 2012, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees	Shareholder Reports[1]
Class A2	$19	$17	$1
Class C2	68	17	1
Class FI	261	13	143
Class R2	34	18	1
Class I	—	13	143
Class IS	—	3,054	6,355
Total	$382	$3,132	$6,644

[1]	For the period January 1, 2012 through May 31, 2012 (unless otherwise noted). Subsequent to May 31, 2012, the expenses were accrued as common fund expenses.

[2]	For the period April 30, 2012 (inception date) to December 31, 2012.

For the year ended December 31, 2012, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A1	$64
Class C1	59
Class FI	1,615
Class R1	64
Class I	1,750
Class IS	229,626
Total	$233,178

[1]	For the period April 30, 2012 (inception date) to December 31, 2012.

6. Distributions to shareholders by class

	Year Ended December 31, 2012	Period Ended December 31, 2011[1]
Net Investment Income:
Class A2	$287	—
Class C2	206	—
Class FI	2,921	$932
Class R2	243	—
Class I	3,296	1,048
Class IS	907,500	266,932
Total	$914,453	$268,912

Western Asset Global Multi-Sector Fund 2012 Annual Report	45

	Year Ended December 31, 2012	Period Ended December 31, 2011[1]
Net Realized Gains:
Class A2	$62	—
Class C2	45	—
Class FI	464	—
Class R2	45	—
Class I	466	—
Class IS	132,977	—
Total	$134,059	—

[1]	For the period July 29, 2011 (inception date) to December 31, 2011.

[2]	For the period April 30, 2012 (inception date) to December 31, 2012.

7. Capital shares

At December 31, 2012, the Corporation had 37.5 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of each class were as follows:

	Year Ended December 31, 2012		Period Ended December 31, 2011[1]
	Shares	Amount	Shares	Amount
Class A2
Shares sold	1,360	$14,000	—	—
Shares issued on reinvestment	34	349	—	—
Net increase	1,394	$14,349	—	—

Class C2
Shares sold	977	$10,000	—	—
Shares issued on reinvestment	25	251	—	—
Net increase	1,002	$10,251	—	—

Class FI
Shares sold	—	—	10,000	$100,000
Shares issued on reinvestment	327	$3,385	95	932
Net increase	327	$3,385	10,095	$100,932

Class R2
Shares sold	977	$10,000	—	—
Shares issued on reinvestment	28	288	—	—
Net increase	1,005	$10,288	—	—

Class I
Shares sold	—	—	10,000	$100,000
Shares issued on reinvestment	363	$3,762	107	1,048
Net increase	363	$3,762	10,107	$101,048

46	Western Asset Global Multi-Sector Fund 2012 Annual Report

Notes to financial statements (cont’d)

	Year Ended December 31, 2012		Period Ended December 31, 2011[1]
	Shares	Amount	Shares	Amount
Class IS
Shares sold	881,387	$8,991,765	1,980,000	$19,800,000
Shares issued on reinvestment	101,074	1,040,477	27,262	266,932
Shares repurchased	(4,642)	(47,719)	—	—
Net increase	977,819	$9,984,523	2,007,262	$20,066,932

[1]	For the period July 29, 2011 (inception date) to December 31, 2011.

[2]	For the period April 30, 2012 (inception date) to December 31, 2012.

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2012	2011
Distributions Paid From:
Ordinary income	$1,002,934	$268,912
Net long-term capital gains	45,578	—
Total taxable distributions	$1,048,512	$268,912

As of December 31, 2012, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$9,343
Undistributed long-term capital gains — net	47,380
Total undistributed earnings	$56,723
Other book/tax temporary differences(a)	(97,719)
Unrealized appreciation (depreciation)(b)	1,213,408
Total accumulated earnings (losses) — net	$1,172,412

During the taxable year ended December 31, 2012, the Fund utilized $35,708 of its capital loss carryforward available from prior years.

(a)

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain options, futures and foreign currency contracts, the late year loss deferral for tax purposes and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Western Asset Global Multi-Sector Fund 2012 Annual Report	47

Report of independent registered public accounting firm

To the Board of Directors of Western Asset Funds Inc. and to the Shareholders of Western Asset Global Multi-Sector Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Western Asset Global Multi-Sector Fund (the “Fund”) at December 31, 2012, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 21, 2013

48	Western Asset Global Multi-Sector Fund

Board approval of management and advisory agreements (unaudited)

The Executive and Contracts Committee of the Board of Directors considered the Investment Management Agreement between the Corporation and LMPFA with respect to the Fund and the Investment Advisory Agreements between LMPFA and Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited in London (“WAML”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) and Western Asset Management Company Ltd in Japan (“Western Japan,” and together with Western Singapore and WAML the “Non-U.S. Advisers” and together with Western Asset, the “Advisers”) (collectively, the “Agreements”) with respect to the Fund at meetings held on September 10, October 18 and October 25, 2012. At a meeting held on November 13, 2012, the Executive and Contracts Committee reported to the full Board of Directors its considerations and recommendation with respect to the Agreements, and the Board of Directors, including a majority of the Independent Directors, considered and approved renewal of the Agreements.

The Directors noted that although Western Asset’s business is operated through separate legal entities, such as the Non-U.S. Advisers, its business is highly integrated and senior investment personnel at Western Asset have supervisory oversight responsibility over the investment decisions made by the Non-U.S. Advisers. Therefore, in connection with their deliberations noted below, the Directors primarily focused on the information provided by Western Asset when considering the approval of the Investment Advisory Agreements between LMPFA and the Non-U.S. Advisers with respect to the Fund. The Directors also noted that the Fund does not pay any management fees directly to Western Asset or to any of the Non-U.S. Advisers because LMPFA pays the Advisers for services provided to the Fund out of the management fee LMPFA receives from the Fund.

In arriving at their decision to renew the Agreements, the Directors met with representatives of Western Asset, including relevant investment advisory personnel, as well as representatives of LMPFA; reviewed a variety of information prepared by LMPFA and Western Asset and materials provided by Lipper Inc. (“Lipper”) and counsel to the Independent Directors; reviewed performance and expense information for the Fund’s peer group of comparable funds selected and prepared by Lipper and for certain other comparable products available from Western Asset, including separate accounts managed by Western Asset; and requested and reviewed additional information as necessary. These reviews were in addition to information obtained by the Directors at their regular quarterly meetings with respect to the Fund’s performance and other relevant matters, and related discussions with Western Asset’s personnel.

As part of their review, the Directors examined LMPFA’s ability to provide high quality oversight and administrative and shareholder support services to the Fund, and the Advisers’ ability to provide high quality investment management services to the Fund. The Directors considered the experience of LMPFA’s personnel in providing the types of services that LMPFA is responsible for providing to the Fund; the ability of LMPFA to attract and retain capable personnel; the capability and integrity of LMPFA’s senior management and staff; and the level of skill required to provide

Western Asset Global Multi-Sector Fund	49

such services to the Fund. The Directors considered the investment philosophy and research and decision-making processes of the Advisers; the experience of their key advisory personnel responsible for management of the Fund; the ability of the Advisers to attract and retain capable research and advisory personnel; the capability and integrity of the Advisers’ senior management and staff; and the level of skill required to manage the Fund. In addition, the Directors reviewed the quality of LMPFA’s and the Advisers’ services with respect to regulatory compliance and compliance with the investment policies of the Fund and conditions that might affect LMPFA’s or an Adviser’s ability to provide high quality services to the Fund in the future under the Agreements, including its business reputation, financial condition and operational stability. Based on the foregoing, the Directors concluded that the Advisers’ investment process, research capabilities and philosophy were well suited to the Fund given the Fund’s investment objectives and policies, and that LMPFA and each of the Advisers would be able to meet any reasonably foreseeable obligations under the Agreements.

In reviewing the quality of the services provided to the Fund, the Directors also reviewed comparisons of the performance of the Fund to the performance of certain comparable funds in its peer group and to its investment benchmark over the one-year period ended August 31, 2012. In that connection, the Directors noted that the performance of the Fund was slightly higher than its peer average performance for the one-year period. With respect to the Fund, the Directors considered the factors involved in its performance relative to the performance of its investment benchmark and peer group.

The Directors also considered the management fee payable by the Fund to LMPFA, the total expenses payable by the Fund and the fact that LMPFA pays to the Advisers the entire management fee it receives from the Fund. They reviewed information concerning management fees paid to investment advisers of similarly-managed funds, as well as fees paid by the Advisers’ other clients, including separate accounts managed by one or more of the Advisers. The Directors observed that the contractual management fee rate paid by the Fund to LMPFA was slightly higher than the average of the contractual fee rate paid by funds in its peer group and that total expenses for the Fund were slightly higher than the average of the funds in its peer group. The Directors noted that the management fee paid by the Fund was generally higher than the fees paid by other clients of the Advisers for accounts with similar investment strategies, but that the administrative and operational responsibilities for the Advisers with respect to the Fund were also relatively higher. In light of this difference, the Directors concluded that the management fee paid by the Fund relative to the fees paid by the Advisers’ other clients was reasonable.

The Directors further evaluated the benefits of the advisory relationship to LMPFA and the Advisers, including, among others, the profitability of the relationship to LMPFA and the Advisers; the direct and indirect benefits that LMPFA and each Adviser may receive from its relationship with the Fund, including any “fallout benefits,” such as reputational value derived from serving as investment manager or adviser to the Fund; and the affiliations between LMPFA, the Advisers and certain

50	Western Asset Global Multi-Sector Fund

Board approval of management and advisory agreements (unaudited) (cont’d)

service providers for the Fund. In that connection, the Directors concluded that LMPFA and each Adviser’s profitability was consistent with levels of profitability that had been determined by courts not to be excessive. The Directors noted that Western Asset does not have soft dollar arrangements.

Finally, the Directors considered, in light of the profitability information provided by LMPFA and Western Asset, the extent to which economies of scale would be realized by the Advisers as the assets of the Fund grow. The Directors determined that the lack of breakpoints was appropriate and that the management fee structure for the Fund is reasonable.

In their deliberations with respect to these matters, the Independent Directors were advised by their independent counsel, who is independent of LMPFA and the Advisers within the meaning of Securities and Exchange Commission rules regarding the independence of counsel. The Independent Directors weighed each of the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Directors, including the Independent Directors, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all the matters considered. The Directors judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Based upon their review, the Directors, including all of the Independent Directors, determined, in the exercise of their business judgment, that they were generally satisfied with the quality of services being provided by LMPFA and the Advisers, but would continue to closely monitor the performance of LMPFA and the Advisers; that the fees to be paid to the Advisers and LMPFA under the relevant Agreements were fair and reasonable, given the scope and quality of the services rendered by the Advisers and LMPFA; and that approval of the Agreements was in the best interest of the Fund and its shareholders.

Western Asset Global Multi-Sector Fund	51

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Global Multi-Sector Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is 100 International Drive, Attn: Fund Secretary, Baltimore, Maryland 21202. Information pertaining to the Directors and Officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Directors†
Ronald J. Arnault
Year of birth	1943
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 1997
Principal occupations during the past five years	Retired.
Number of portfolios in fund complex overseen[2]	12
Other directorships held	None
Anita L. DeFrantz
Year of birth	1952
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 1998
Principal occupations during the past five years

President (1987-present) and Director (1990-present) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Director of Kids in Sports (1994-present); Vice President, International Rowing Federation (1995-present); Member of the International Olympic Committee (1986-present).

Number of portfolios in fund complex overseen[2]	12
Other directorships held	OBN Holdings, Inc. (film, television and media company)
Avedick B. Poladian
Year of birth	1951
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2007
Principal occupations during the past five years	Executive Vice President and Chief Operating Officer of Lowe Enterprises, Inc. (real estate and hospitality firm) (2002-present); Partner, Arthur Andersen, LLP (1974-2002).
Number of portfolios in fund complex overseen[2]	12
Other directorships held	Occidental Petroleum Corporation and Public Storage.

52	Western Asset Global Multi-Sector Fund

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d
William E. B. Siart
Year of birth	1946
Position(s) held with Fund	Director and Chairman
Term of office and length of time served[1]	Served since 1997
Principal occupations during the past five years	Trustee of The Getty Trust (2005-present); Chairman of Walt Disney Concert Hall, Inc. (1998-2006); Chairman of Excellent Education Development (2000-present).
Number of portfolios in fund complex overseen[2]	12
Other directorships held	None
Jaynie Miller Studenmund
Year of birth	1954
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2004
Principal occupations during the past five years

Director of Orbitz Worldwide, Inc. (2007-present) (online travel company); Director of Pinnacle Entertainment, Inc. (2012-present) (gaming and hospitality company); Director of Core Logic, Inc. (2012-present) (information, analytics and business services). Formerly: Director of MarketTools, Inc. (2010-2012) (market research software provider); Director of eHarmony, Inc. (2005-2011) (online dating company).

Number of portfolios in fund complex overseen[2]	12
Other directorships held	Orbitz Worldwide (global on-line travel company); Pinnacle Entertainment, Inc. (gaming and hospitality company); Core Logic, Inc. (information, analytics and business services).
Interested Directors
R. Jay Gerken[3] Legg Mason 620 Eighth Avenue, New York NY 10018
Year of birth	1951
Position(s) with Fund	President and Trustee
Term of office and length of time served[2]	Served as Director since 2006 and as President since 2007
Principal occupation(s) during past five years

Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 161 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) (formerly a registered investment adviser) (since 2002)

Number of funds in fund complex overseen by Trustee	161
Other directorships held by Trustee during past five years	None

Western Asset Global Multi-Sector Fund	53

Interested Directors cont’d
Ronald L. Olson[4]
Year of birth	1941
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2005
Principal occupations during the past five years	Senior Partner of Munger, Tolles & Olson LLP (a law partnership) (1968-present).
Number of portfolios in fund complex overseen[2]	12
Other directorships held	Edison International, City National Corporation (financial services company), The Washington Post Company, and Berkshire Hathaway, Inc.
Officers[5]
Richard F. Sennett Legg Mason 100 International Drive, Baltimore, MD 21202
Year of birth	1970
Position(s) with Fund	Principal Financial Officer
Term of office and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)
Erin K. Morris 100 International Drive, Baltimore, MD 21202
Year of birth	1966
Position(s) held with Fund	Treasurer
Term of office and length of time served[1]	Served since 2006
Principal occupations during the past five years

Vice President Legg Mason & Co., LLC (since 2005); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Assistant Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2009)

Todd F. Kuehl 100 International Drive, Baltimore, MD 21202
Year of birth	1969
Position(s) held with Fund	Chief Compliance Officer
Term of office and length of time served[1]	Served since 2007
Principal occupations during the past five years

Managing Director of Legg Mason & Co. (since 2011); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2010); Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002 to 2006)

54	Western Asset Global Multi-Sector Fund

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Officers cont’d
Robert I. Frenkel 100 First Stamford Place Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund	Secretary and Chief Legal Officer
Term of office and length of time served[1]	Served since 2009
Principal occupations during the past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006).

†	Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

[1]

Each officer holds office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified. Each of the Directors of the Fund holds office until his or her successor shall have been duly elected and shall qualify, subject to prior death, resignation, retirement, disqualification or removed from office and applicable law and the rules of the New York Stock Exchange.

[2]

In addition to overseeing the ten portfolios of the Corporation each Director also serves as a Trustee of Western Asset Premier Bond Fund and as a Director of Western Asset Income Fund, Inc. (closed-end investment companies), which are considered part of the same Fund Complex as the Fund. In addition, Mr. Gerken serves as Director/Trustee to 149 other portfolios associated with Legg Mason & Co., LLC or its affiliates. Legg Mason & Co., LLC is an affiliate of Western Asset Management Co. (“WAM”).

[3]

Mr. Gerken is an “Interested person” (as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of each Fund because of his positions with subsidiaries of, and ownership of shares of common stock of, Legg Mason, Inc., the parent company of WAM.

[4]	Mr. Olson is an “Interested person” (as defined above) of each Fund because his law firm has provided legal services to WAM.

[5]	Each officer of the Fund is an “Interested person” (as defined above) of the Fund.

Western Asset Global Multi-Sector Fund	55

Important tax information (unaudited)

3.22% of the net investment income distributions paid by the Fund during the taxable year ended December 31, 2012 were attributable to Federal obligations.

Additionally, the Fund paid a long term capital gain distribution of $ 0.01534 per share on December 13, 2012 to shareholders of record on December 12, 2012.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

The following information is applicable to non-U.S. resident shareholders:

The entire short-term capital gain distribution of $ 0.02978 per share paid on December 13, 2012 to shareholders of record on December 12, 2012 represents Qualified Short-Term Capital Gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Please retain this information for your records.

Western Asset

Global Multi-Sector Fund

Directors

William E. B. Siart, Chairman

R. Jay Gerken

President

Ronald J. Arnault

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

Jaynie Miller Studenmund

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment advisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Western Asset Management Company Ltd

Transfer agent

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

Custodian

State Street Bank and Trust Company

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Western Asset Global Multi-Sector Fund

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset Global Multi-Sector Fund

Legg Mason Funds

620 Eighth Avenue

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Global Multi-Sector Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

Western Asset Management Company

Legg Mason, Inc. Subsidiaries

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX014334 2/13 SR13-1877

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Mr. Ronald J. Arnault possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert,” and have designated Mr. Arnault as the Audit Committee’s financial expert. Mr. Arnault is “independent” Directors pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2011 and December 31, 2012 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $468,601 in December 31, 2011 and $354,434 in December 31, 2012.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2011 and $0 in December 31, 2012.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Funds, Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $42,600 in December 31, 2011 and $57,000 in December 31, 2012. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in December 31, 2011 and $13,130 in December 31, 2012, other than the services reported in paragraphs (a) through (c) for the Item for the Western Asset Funds, Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Funds, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2011 and December 31, 2012; Tax Fees were 100% and 100% for December 31, 2011 and December 31, 2012; and Other Fees were 100% and 100% for December 31, 2011 and December 31, 2012.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Funds, Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Funds, Inc. during the reporting period were $0 in December 31, 2012.

(h) Yes. Western Asset Funds, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Funds, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Ronald J. Arnault

Anita L. DeFrantz

Avedick B. Poladian

William E.B. Siart

Jaynie Miller Studenmund

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
President
Western Asset Funds, Inc.

Date:	February 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
President
Western Asset Funds, Inc.

Date:	February 25, 2013

By:	/s/ Richard F. Sennett
(Richard F. Sennett)
Principal Financial Officer
Western Asset Funds, Inc.

Date:	February 25, 2013